BioLife Solutions Reports Second Quarter 2026 Financial Results

Total revenue of $28.5 million, up 21% over Q2 2025

GAAP gross margin of 64% and non-GAAP adjusted gross margin of 65%

GAAP net income of $45.1 million, inclusive of a $42.4 million non-cash income tax benefit, and non-GAAP adjusted EBITDA of $7.4 million, or 26% of revenue

Repligen to acquire BioLife and the proposed transaction is expected to close in the fourth quarter of 2026

BOTHELL, Wash. (August 6, 2026) – BioLife Solutions, Inc. (Nasdaq: BLFS) (“BioLife” or the “Company”), a leading developer and supplier of cell processing tools and services for the cell and gene therapy (“CGT”) market, announces financial results for the three and six months ended June 30, 2026.

“We delivered another strong quarter, with solid execution across the business led by our market-leading biopreservation media franchise,” said Roderick de Greef, Chairman and Chief Executive Officer of BioLife. “This continued performance underscores the important role our technologies play in enabling the advancement of cell and gene therapies. We look forward to building on this foundation through our announced combination with Repligen, which is expected to close in the fourth quarter of 2026.”

Second Quarter 2026 Business Highlights

•On July 21, 2026, BioLife entered into a definitive agreement under which Repligen, subject to customary closing conditions, will acquire BioLife for a total enterprise value of approximately $1.5 billion, comprised of $11.25 cash and 0.1442 shares of Repligen’s common stock, on a per share basis of BioLife’s common stock. As a result of the merger, BioLife will cease to be a publicly traded company. The transaction is expected to close in the fourth quarter of 2026, subject to approval by BioLife stockholders, regulatory approvals and other customary closing conditions.

•Our biopreservation media is utilized in approximately 250 ongoing commercially sponsored clinical trials in the U.S., representing a more than 70% market share. This includes over 30 Phase III trials, or nearly 80% of these late-stage trials. Our CellSeal vials and hPL products are used in over 35 clinical trials.

•Our biopreservation media is embedded in 18 unique commercial CGTs as of June 30, 2026, with expectations that approvals for 8 additional products, geographic expansions, earlier lines of treatment, or new indications will occur over the next 12 months. Our CellSeal cryogenic vials and hPL products are embedded in four approved therapies.

Second Quarter 2026 Financial Results

BioLife is presenting various financial metrics under U.S. generally accepted accounting principles (GAAP) and as adjusted (non-GAAP). In addition, BioLife completed the divestiture of evo in 2025, and is presenting its financial condition and operating results as discontinued operations for all periods presented within the Unaudited Condensed Consolidated Balance

Sheets and Unaudited Condensed Consolidated Statements of Operations. The Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) and Unaudited Condensed Consolidated Statements of Cash Flows are presented on a consolidated basis for both continuing operations and discontinued operations. All amounts, percentages, and disclosures for all periods presented reflect only the continuing operations of the Company unless otherwise noted.

REVENUE

•Total revenue for the second quarter of 2026 was $28.5 million, an increase of $5.0 million, or 21%, from $23.4 million for the second quarter of 2025 and up $1.0 million, or 4%, from the first quarter of 2026.

•Total revenue for the six months ended June 30, 2026 was $56.0 million, an increase of $10.5 million, or 23%, from $45.5 million for the six months ended June 30, 2025.

GROSS MARGIN

•Gross margin (GAAP) for the second quarter of 2026 was 64% compared with 65% for the second quarter of 2025. Adjusted gross margin (non-GAAP) for the second quarter of 2026 was 65% compared with 66% for the second quarter of 2025.

•Gross margin (GAAP) for the six months ended June 30, 2026 was 64% compared with 66% for the six months ended June 30, 2025. Adjusted gross margin (non-GAAP) for the six months ended June 30, 2026 was 65% compared with 67% for the six months ended June 30, 2025.

OPERATING INCOME / (LOSS)

•Operating income (GAAP) for the second quarter of 2026 was $1.7 million compared with an operating loss of $16.1 million for the second quarter of 2025. Adjusted operating income (non-GAAP) for the second quarter of 2026 was $3.1 million compared with an adjusted operating loss of $0.3 million for the second quarter of 2025.

•Operating income (GAAP) for the six months ended June 30, 2026 was $1.7 million compared with an operating loss of $16.6 million for the six months ended June 30, 2025. Adjusted operating income (non-GAAP) for the six months ended June 30, 2026 was $4.1 million compared with $0.9 million for the six months ended June 30, 2025.

NET INCOME / (LOSS)

•Net income (GAAP) for the second quarter of 2026 was $45.1 million compared with a net loss of $15.3 million for the second quarter of 2025. Adjusted net income (non-GAAP) for the second quarter of 2026 was $4.2 million compared with $0.6 million for the second quarter of 2025. Due to the release of our valuation allowance during the second quarter of 2026, we recognized a non-cash income tax benefit of $42.4 million.

•Net income (GAAP) for the six months ended June 30, 2026 was $46.3 million compared with a net loss of $15.1 million for the six months ended June 30, 2025. Adjusted net income (non-GAAP) for the six months ended June 30, 2026 was $6.3 million compared with $2.6 million for the six months ended June 30, 2025.

NET INCOME / (LOSS) PER SHARE

•Net income per share (GAAP) for the second quarter of 2026 was $0.92 compared with net loss per share of $0.32 for the second quarter of 2025. The release of our valuation allowance during the second quarter of 2026 had an $0.87 impact on our net income per share.

•Net income per share (GAAP) for the six months ended June 30, 2026 was $0.95 compared with net loss per share of $0.31 for the six months ended June 30, 2025. The release of our valuation allowance during the six months ended June 30, 2026 had an $0.87 impact on our income per share.

ADJUSTED EBITDA

•Adjusted EBITDA, a non-GAAP measure, for the second quarter of 2026 was $7.4 million, or 26% of revenue, compared with $5.6 million, or 24% of revenue, for the second quarter of 2025.

•Adjusted EBITDA, a non-GAAP measure, for the six months ended June 30, 2026 was $13.5 million, or 24% of revenue, compared with $11.0 million, or 24% of revenue, for the six months ended June 30, 2025.

CASH, CASH EQUIVALENTS, AND MARKETABLE SECURITIES

•Cash, cash equivalents, and marketable securities as of June 30, 2026 were $113.1 million.

(As a result of presenting amounts in millions, rounding differences may exist in the percentages above.)

Conference Call & Webcast

Due to the pending acquisition of BioLife by Repligen, BioLife will not be hosting a conference call.

About BioLife Solutions

BioLife is a leading developer and supplier of cell processing tools and services for the CGT market. Our expertise facilitates the commercialization of new therapies by supplying solutions that maintain the health and function of biologic materials during the collection, development, manufacturing and distribution. For more information, please visit www.biolifesolutions.com, and follow BioLife on LinkedIn and X.

Cautions Regarding Forward Looking Statements

Certain statements contained in this press release are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” “may,” “estimate,” “guidance,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.

Non-GAAP Measures of Financial Performance

To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included on a consolidated basis in this release: adjusted gross margin, adjusted operating expenses, adjusted operating income/(loss), adjusted net income/(loss), earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA. A reconciliation of GAAP to adjusted non-GAAP financial measures is included as an attachment to this press release.

We believe these non-GAAP financial measures are useful to investors in assessing our operating performance. We use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. We also believe it is in the best interests of investors to provide this non-GAAP information.

While we believe these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures may not be reported by competitors, and they may not be directly comparable to similarly titled measures of other companies due to differences in calculation methodologies. The non-GAAP financial measures are not an alternative to GAAP information and are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be used only as a supplement to GAAP information and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Media & Investor Relations

At the Company

Troy Wichterman
Chief Financial Officer
(425) 402-1400
twichterman@biolifesolutions.com

John Graziano
Investor Relations
jgraziano@biolifesolutions.com

Investors

Alliance Advisors IR
Vivian Cervantes
(973) 873-7724
vcervantes@allianceadvisors.com

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share and share data)	2026	2025	2026	2025

Revenue	$28,466	$23,438	$55,966	$45,492
Cost of revenue	10,179	8,203	20,182	15,457
Gross profit	18,287	15,235	35,784	30,035
Operating expenses:
General and administrative	10,694	11,232	22,901	22,582
Sales and marketing	2,782	2,577	5,308	5,020
Research and development	2,958	1,965	5,608	3,404
IPR&D expense	—	15,521	—	15,521
Intangible asset amortization	157	66	242	132
Total operating expenses	16,591	31,361	34,059	46,659
Operating income (loss)	1,696	(16,126)	1,725	(16,624)

Other income:
Interest income, net	994	684	2,035	1,365
Other income	63	247	242	349
Total other income, net	1,057	931	2,277	1,714

Income (loss) before income tax (benefit) expense	2,753	(15,195)	4,002	(14,910)
Income tax (benefit) expense	(42,351)	126	(42,288)	140
Net income (loss) from continuing operations	$45,104	$(15,321)	$46,290	$(15,050)

Discontinued operations:
Loss from discontinued operations before income tax expense	—	(517)	—	(1,236)
Income tax benefit	—	—	—	—
Loss from discontinued operations	$—	$(517)	$—	$(1,236)

Net income (loss)	$45,104	$(15,838)	$46,290	$(16,286)

Earnings (loss) per share - Basic:
Continuing operations	$0.92	$(0.32)	$0.95	$(0.31)
Discontinued operations	$—	$(0.01)	$—	$(0.03)
Net income (loss)	$0.92	$(0.33)	$0.95	$(0.34)
Earnings (loss) per share - Diluted:
Continuing operations	$0.91	$(0.32)	$0.94	$(0.31)
Discontinued operations	$—	$(0.01)	$—	$(0.03)
Net income (loss)	$0.91	$(0.33)	$0.94	$(0.34)
Weighted average shares used to compute net loss per share attributable to common shareholders:
Basic	48,866,822	47,798,146	48,663,807	47,468,266
Diluted	49,294,679	47,798,146	49,259,528	47,468,266

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2026	2025	2026	2025
Net income (loss)	$45,104	$(15,838)	$46,290	$(16,286)
Other comprehensive (loss) income	(91)	38	(343)	47
Comprehensive income (loss)	$45,013	$(15,800)	$45,947	$(16,239)

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	June 30,	December 31,
(In thousands)	2026	2025
Cash, cash equivalents, and marketable securities	$113,070	$120,177
Working capital	121,251	113,582
Current assets	135,198	136,561
Total assets	447,494	405,884
Current liabilities	13,947	22,979
Long-term obligations	13,544	11,017
Accumulated deficit	(293,406)	(339,696)
Total shareholders' equity	$420,003	$371,888

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS INFORMATION
(Unaudited, amounts in thousands)

	Six Months Ended June 30,
(In thousands)	2026	2025
Net cash provided by operating activities	$5,857	$9,095
Net cash used in investing activities	(3,409)	(66,709)
Net cash used in financing activities	(11,489)	(5,870)
Net decrease in cash and cash equivalents	$(9,041)	$(63,484)

Cash and cash equivalents – beginning of period	$33,038	$95,386
Cash and cash equivalents – end of period	23,997	31,902

Marketable securities	89,073	68,335

Total cash, cash equivalents, and marketable securities	$113,070	$100,237

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP ADJUSTED GROSS MARGIN
(Unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2026	2025	2026	2025
Revenue	$28,466	$23,438	$55,966	$45,492
Cost of revenue	(10,179)	(8,203)	(20,182)	(15,457)
GROSS PROFIT	$18,287	$15,235	$35,784	$30,035
GROSS MARGIN	64%	65%	64%	66%

ADJUSTMENTS TO GROSS PROFIT:
Gain on disposal of assets	—	—	(6)	(12)
Intangible asset amortization	241	266	481	525
ADJUSTED GROSS PROFIT	$18,528	$15,501	$36,259	$30,548
ADJUSTED GROSS MARGIN	65%	66%	65%	67%

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP ADJUSTED OPERATING EXPENSES
(Unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2026	2025	2026	2025
OPERATING EXPENSES	$16,591	$31,361	$34,059	$46,659

ADJUSTMENTS TO OPERATING EXPENSES
Acquisition and divestiture costs	(787)	59	(1,016)	(941)
Severance costs	(206)	—	(612)	(416)
IPR&D expense	—	(15,521)	—	(15,521)
Intangible asset amortization	(157)	(66)	(242)	(132)
Loss on disposal of assets	—	—	9	10
ADJUSTED OPERATING EXPENSES	$15,441	$15,833	$32,198	$29,659

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING INCOME / (LOSS) TO NON-GAAP ADJUSTED OPERATING INCOME / (LOSS)
(Unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2026	2025	2026	2025
OPERATING INCOME / (LOSS)	$1,696	$(16,126)	$1,725	$(16,624)

ADJUSTMENTS TO OPERATING INCOME / (LOSS)

Acquisition and divestiture costs	787	(59)	1,016	941
Severance costs	206	—	612	416
IPR&D expense	—	15,521	—	15,521
Intangible asset amortization	398	332	723	657
Gain on disposal of assets	—	—	(9)	(10)
ADJUSTED OPERATING INCOME / (LOSS)	$3,087	$(332)	$4,067	$901

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET INCOME / (LOSS) FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED NET INCOME
(Unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2026	2025	2026	2025
NET INCOME / (LOSS) FROM CONTINUING OPERATIONS	$45,104	$(15,321)	$46,290	$(15,050)

ADJUSTMENTS TO NET INCOME / (LOSS) FROM CONTINUING OPERATIONS

Acquisition and divestiture costs	787	(59)	1,016	941
Severance costs	206	—	612	416
IPR&D expense	—	15,521	—	15,521
Intangible asset amortization	398	332	723	657
Gain on disposal of assets	—	—	(9)	(10)
Income tax (benefit) expense	(42,351)	126	(42,288)	140
Other expense (income)	12	(47)	(45)	(44)
ADJUSTED NET INCOME	$4,156	$552	$6,299	$2,571

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET INCOME / (LOSS) FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDA
(Unaudited, amounts in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2026	2025	2026	2025
NET INCOME / (LOSS) FROM CONTINUING OPERATIONS	$45,104	$(15,321)	$46,290	$(15,050)

ADJUSTMENTS:
Interest income, net	(994)	(684)	(2,035)	(1,365)
Accretion of available-for-sale investments	(75)	(200)	(197)	(305)
Income tax (benefit) expense	(42,351)	126	(42,288)	140
Depreciation	411	200	785	384
Intangible asset amortization	398	332	723	657
EBITDA	$2,493	$(15,547)	$3,278	$(15,539)

OTHER ADJUSTMENTS:
Share-based compensation (non-cash)	3,854	5,707	8,660	9,689
Acquisition and divestiture costs	787	(59)	1,016	941
Severance costs	206	—	612	416
IPR&D expense	—	15,521	—	15,521
Gain on disposal of assets	—	—	(9)	(10)
Other expense (income)	12	(47)	(45)	(44)
ADJUSTED EBITDA	$7,352	$5,575	$13,512	$10,974
% of Revenue	26%	24%	24%	24%

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